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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.

                Date of Report (Date of Earliest Event Reported):

                                  May 30, 2003

                            MONRO MUFFLER BRAKE, INC.
                            -------------------------

             (Exact name of registrant as specified in its charter)



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
New York                                    0-19357                      16-0838627
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(State of Incorporation)            (Commission File Number)  (I.R.S. Employer Identification No.)




200 Holleder Parkway, Rochester, New York                                         14615
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(Address of Principal Executive Offices)                                        (Zip Code)




Registrant's telephone number, including area code                           (585) 647-6400
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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
---------------------------------------------------------------------------
(a) Not applicable.

(b) Not applicable.

(c) The following is a list of exhibits furnished with this Current Report on Form 8-K:

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
Exhibit No.                Description
-----------                -----------

99.1                       Press Release
                           dated May 30, 2003

99.2                       Financial Highlights - Summary balance sheet as
                           of March 29, 2003 and March 30, 2002
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Item 9.  Regulation FD Disclosure
---------------------------------

On May 30, 2003, the Registrant issued a press release announcing its audited earnings for the fourth quarter and year ended March 29, 2003. A copy of the press release is attached as Exhibit 99.1, and is furnished herewith pursuant to
Item 12 of Form 8-K. In addition, pursuant to Items 9 and 12 of Form 8-K, the
Registrant has furnished summary balance sheet data as of March 29, 2003 and March 30, 2002. This balance sheet data, attached as Exhibit 99.2, reflects the impact of the accounting for barter transactions discussed in the Registrant's press release dated May 30, 2003. The information required under Item 12 of Form
8-K has been furnished under Item 9 in accordance with the Securities and Exchange Commission's interim guidance for such disclosures.



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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            MONRO MUFFLER BRAKE, INC.
                            -------------------------
                                  (Registrant)



June 6, 2003                By:  /s/ Catherine D'Amico
                                 ------------------------------------------
                                 Catherine D'Amico
                                 Executive Vice President-Finance & CFO